UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 12, 2003

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4820 Overland Avenue, San Diego, California 92123

(Address of principal executive offices, including zip code)

(858) 571-5555

(Registrant’s telephone number, including area code)

Item 7.                    Financial Statements and Exhibits

(c)            Exhibits

(99.1)                                         Press release issued by Overland Storage, Inc. on August 12, 2003.

Item 12.                 Results of Operations and Financial Condition

                On August 12, 2003, Overland Storage, Inc. issued a press release announcing their financial results for the fourth quarter and fiscal year ended June 30, 2003.  A copy of the press release is attached as Exhibit 99.1.

                This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: August 12, 2003	/s/ Vernon A. LoForti
	By:	Vernon A. LoForti
Vice President & CFO